SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Sec. 240.14a-12

The Gabelli Dividend & Income Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center

Rye, New York 10580-1422

(914) 921-5070

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 12, 2014

To the Shareholders of

THE GABELLI DIVIDEND & INCOME TRUST

Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Dividend & Income Trust, a Delaware statutory trust (the “Fund”), will be held on Monday, May 12, 2014, at 10:00 a.m., local time, at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 (the “Meeting”), and at any adjournments or postponements thereof for the following purposes:

1.	To elect four (4) Trustees of the Fund, three (3) Trustees to be elected by the holders of the Fund’s Common Shares and holders of its 5.875% Series A Cumulative Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares, 6.00% Series D Cumulative Preferred Shares, and Series E Auction Rate Preferred Shares (together, the “Preferred Shares”), voting together as a single class, and one (1) Trustee to be elected by the holders of the Fund’s Preferred Shares, voting as a separate class; and

2.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on March 14, 2014 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. SHAREHOLDERS MAY AUTHORIZE THEIR PROXY BY TELEPHONE OR THE INTERNET. ALTERNATIVELY, SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Trustees,

ANDREA R. MANGO
Secretary

April 2, 2014

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp., Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith, Executor
Estate of Jane Smith	John B. Smith, Executor

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

Instructions for authorizing your proxy to vote your shares by telephone or Internet are included with the Notice of Internet Availability of Proxy Materials and the proxy card.

THE GABELLI DIVIDEND & INCOME TRUST

ANNUAL MEETING OF SHAREHOLDERS

May 12, 2014

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of The Gabelli Dividend & Income Trust, a Delaware statutory trust (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 12, 2014, at 10:00 a.m., local time, at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 (the “Meeting”), and at any adjournments or postponements thereof. A Notice of Internet Availability of Proxy Materials will first be mailed to shareholders on or about April 2, 2014.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, Internet, or in person. In addition, the Fund has retained Morrow & Co., LLC to assist in the solicitation of proxies for an estimated fee of $1,000 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing, and mailing the Notice of Internet Availability of Proxy Materials and/or Proxy Statement and its enclosures. If requested, the Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2013, is available upon request, without charge, by writing to the Secretary of the Fund, One Corporate Center, Rye, New York 10580-1422, by calling the Fund at 800-422-3554, or via the Internet at www.gabelli.com.

If the proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted “FOR” the election of the nominees as Trustees as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has submitted a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation, or a later dated proxy to the Fund at the above address prior to the date of the Meeting.

A “quorum” is required in order to transact business at the Meeting. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the chairman of the Meeting may propose one or more adjournments of such Meeting to permit further solicitation of proxies. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 130 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

The close of business on March 14, 2014 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

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The Fund has two classes of capital stock outstanding: common shares, par value $0.001 per share (the “Common Shares”), and preferred shares consisting of (i) 5.875% Series A Cumulative Preferred Shares (“Series A Preferred”), (ii) Series B Auction Market Preferred Shares (“Series B Preferred”), (iii) Series C Auction Market Preferred Shares (“Series C Preferred”), (iv) 6.00% Series D Cumulative Preferred Shares (“Series D Preferred”), and (v) Series E Auction Rate Preferred Shares (“Series E Preferred”), each having a par value of $0.001 per share (together, the “Preferred Shares”). The holders of the Common Shares and Preferred Shares are each entitled to one vote for each full share held. On the record date, there were 82,774,478 Common Shares, 3,048,019 Series A Preferred, 3,600 Series B Preferred, 4,320 Series C Preferred, 2,542,296 Series D Preferred, and 4,860 Series E Preferred, outstanding.

Set forth below is information as to those shareholders known by the Fund to own of record or beneficially 5% or more of a class of the Fund’s outstanding voting securities as of the record date.

Name and Address of		Amount of Shares and
Beneficial Owner(s)	Title of Class	Nature of Ownership	Percent of Class
Morgan Stanley Smith Barney LLC	Common	5,880,333 (beneficial)	7.1%
1585 Broadway
New York, NY 10036

As of the record date, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Preferred Shares.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Shareholders	Preferred Shareholders

Election of	Common and Preferred Shareholders,	Common and Preferred Shareholders,
Trustees	voting together as a single class,	voting together as a single class,
	vote to elect three Trustees:	vote to elect three Trustees:
	Frank J. Fahrenkopf, Jr.,	Frank J. Fahrenkopf, Jr.,
	Anthonie C. van Ekris, and	Anthonie C. van Ekris, and
	Salvatore J. Zizza	Salvatore J. Zizza

Preferred Shareholders,
voting as a separate class,
vote to elect one Trustee:
Anthony J. Colavita

Other Business	Common and Preferred Shareholders, voting together as a single class

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PROPOSAL: TO ELECT FOUR (4) TRUSTEES OF THE FUND

Nominees for the Board of Trustees

The Board consists of ten Trustees, seven of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire. Anthony J. Colavita, Frank J. Fahrenkopf, Jr., Anthonie C. van Ekris, and Salvatore J. Zizza have each been nominated by the Board for election to serve for a three year term to expire at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each of the Trustees of the Fund has served in that capacity since the October 23, 2003 organizational meeting of the Fund. All of the Trustees of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the “Adviser”) or its affiliates serve as investment adviser. The classes of Trustees are indicated below:

Nominees to Serve Until 2017 Annual Meeting of Shareholders

Anthony J. Colavita

Frank J. Fahrenkopf, Jr.

Anthonie C. van Ekris

Salvatore J. Zizza

Trustees Serving Until 2016 Annual Meeting of Shareholders

Mario J. Gabelli, CFA

Mario d’Urso

Michael J. Melarkey

Trustees Serving Until 2015 Annual Meeting of Shareholders

James P. Conn

Salvatore M. Salibello

Edward T. Tokar

Under the Fund’s Declaration of Trust, Statements of Preferences, and the 1940 Act, holders of the Fund’s outstanding Preferred Shares, voting as a separate class, are entitled to elect two Trustees, and holders of the Fund’s outstanding Common Shares and Preferred Shares, voting together as a single class, are entitled to elect the remaining Trustees. The holders of the Fund’s outstanding Preferred Shares would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees in the event that dividends on the Fund’s Preferred Shares become in arrears for two full years, until all arrearages are eliminated. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Colavita and Conn are currently the Trustees elected solely by the holders of the Fund’s Preferred Shares. Mr. Conn’s term as Trustee is scheduled to expire at the Fund’s 2015 Annual Meeting of Shareholders, and therefore he is not standing for election at the Meeting. A quorum of the Preferred Shareholders must be present in person or by proxy at the Meeting in order for the proposal to elect Mr. Colavita to be considered.

Unless instructions are provided to the contrary, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If, however, a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each nominee is qualified to serve as a Trustee under the Fund’s governing documents.

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Information about Trustees and Officers

Set forth in the table below are the existing Trustees, including those Trustees who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), four of whom are nominated for reelection to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations and, in the case of the Trustees, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.

	Term of			Number of
	Office and			Portfolios to
Name, Position(s)	Length of		Other Directorships	Fund Complex(3)
Address(1)	Time	Principal Occupation(s)	Held by Trustee	Overseen
and Age	Served(2)	During Past Five Years	During Past Five Years	by Trustee
INTERESTED TRUSTEES/NOMINEES(4):
Mario J. Gabelli		Chairman, Chief Executive Officer,	Director of Morgan Group	28
Chairman and Chief	Since 2003**	and Chief Investment Officer -	Holdings, Inc. (holding company);
Investment Officer		Value Portfolios of GAMCO	Chairman of the Board and Chief
Age: 71		Investors, Inc. and Chief Investment	Executive Officer of LICT Corp.
		Officer - Value Portfolios of Gabelli	(multimedia and communication
		Funds, LLC and GAMCO Asset	services company); Director of
		Management Inc.; Director/Trustee	CIBL, Inc. (broadcasting and
		or Chief Investment Officer of other	wireless communications);
		registered investment companies in	Director of ICTC Group Inc.
		the Gabelli/GAMCO Funds	(communications); Director of
		Complex; Chief Executive Officer	RLJ Acquisition, Inc. (2011-2012)
of GGCP, Inc.

Salvatore M. Salibello		Certified Public Accountant and	Director of Kids Brands, Inc. (infant	3
Trustee	Since 2003***	Former Managing Partner of the	and juvenile products)
Age: 68		certified public accounting firm of
Salibello & Broder LLP (1978-
2012); Partner of BDO Seidman,
LLC (2012-2013); Senior Partner of
Salibello & Company (consulting)

Edward T. Tokar		Senior Managing Director of	Director of CH Energy Group	2
Trustee	Since 2003***	Beacon Trust Company (trust	(energy services) (2009-2013);
Age: 66		services); Chief Executive Officer	Director, Teton Advisors, Inc.
		of Allied Capital Management	(2008-2010)
LLC (1997-2004); Vice President
of Honeywell International Inc.
(1977-2004)
INDEPENDENT TRUSTEES/NOMINEES(5):
Anthony J. Colavita(6)(7)		President of the law firm of	—	37
Trustee	Since 2003*	Anthony J. Colavita, P.C.
Age: 78

James P. Conn(6)		Former Managing Director and	—	21
Trustee	Since 2003***	Chief Investment Officer of
Age: 76		Financial Security Assurance
Holdings, Ltd. (1992-1998)

Mario d’Urso		Chairman of Mittel Capital	—	5
Trustee	Since 2003**	Markets S.p.A. (2001-2008);
Age: 74		Senator in the Italian Parliament
(1996-2001)

Frank J. Fahrenkopf, Jr.		Former President and Chief	Director of First Republic Bank	8
Trustee	Since 2003*	Executive Officer of the American	(banking)
Age: 74		Gaming Association (1995-2013);
Co-Chairman of the Commission on
Presidential Debates; Former
Chairman of the Republican National
Committee (1983-1989)

Michael J. Melarkey		Partner in the law firm of Avansino,	Director of Southwest Gas	5
Trustee	Since 2003**	Melarkey, Knobel, Mulligan &	Corporation (natural gas utility)
Age: 64		McKenzie; Owner in Pioneer
Crossing Casino Group

Anthonie C. van Ekris(7)		Chairman and Chief Executive Officer	—	20
Trustee	Since 2003*	of BALMAC International, Inc.
Age: 79		(commodities and futures trading)

4

	Term of			Number of
	Office and			Portfolios to
Name, Position(s)	Length of		Other Directorships	Fund Complex(3)
Address(1)	Time	Principal Occupation(s)	Held by Trustee	Overseen
and Age	Served(2)	During Past Five Years	During Past Five Years	by Trustee
INDEPENDENT TRUSTEES/NOMINEES(5):
Salvatore J. Zizza(7)		Chairman of Zizza & Associates	Director and Vice Chairman of	31
Trustee	Since 2003*	Corp. (financial consulting);	Trans-Lux Corporation (business
Age: 68		Chairman of Metropolitan Paper	services); Director and Chairman of
		Recycling Inc. (recycling) (since	Harbor Diversified Inc.
		2005); Chairman of Harbor	(pharmaceutical); Chairman of Bion
		Diversified, Inc. (biotechnology)	Environmental Technologies
		(since 1999); Chairman of BAM	(technology); Director, Chairman,
		(semiconductor and aerospace	and CEO of General Employment
		manufacturing) (since 2000);	Enterprises (staffing services) (2009-
		Chairman of Bergen Cove Realty	2012)
Inc. (since 2002)

OFFICERS:
Term of
Office and
Name, Position(s)	Length of
Address(1)	Time	Principal Occupation(s)
and Age	Served(8)	During Past Five Years
Bruce N. Alpert		Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC
President	Since 2003	since 1988; Officer of registered investment companies in the Gabelli/GAMCO
Age: 62		Funds Complex; Senior Vice President of GAMCO Investors, Inc. since 2008;
Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc.
2008-2010; President of Teton Advisors, Inc. 1998-2008
Andrea R. Mango		Counsel of Gabelli Funds, LLC since 2013; Corporate Vice President within the
Secretary	Since November	Corporate Compliance Department of New York Life Insurance Company 2011-
Age: 41	2013	2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady		President and Chief Operating Officer of the Open-End Fund Division of
Treasurer	Since 2006	Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors,
Age: 55		Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex
Richard J. Walz		Chief Compliance Officer of all of the registered investment companies in the
Chief Compliance Officer	Since November	Gabelli/GAMCO Funds Complex since 2013; Chief Compliance Officer of
Age: 54	2013	AEGON USA Investment Management 2011-2013; Chief Compliance Officer
of Cutwater Asset Management 2004-2011

Carter W. Austin		Vice President and/or Ombudsman of closed-end funds within the
Vice President and	Since 2003	Gabelli/GAMCO Funds Complex; Vice President of Gabelli Funds, LLC since
Ombudsman		1996
Age: 47

Laurissa M. Martire		Vice President and/or Ombudsman of closed-end funds within the
Vice President and	Since 2010	Gabelli/GAMCO Funds Complex; Assistant Vice President of GAMCO
Ombudsman		Investors, Inc. since 2003
Age: 37

David I. Schachter		Vice President and/or Ombudsman of closed-end funds within the
Vice President	Since 2011	Gabelli/GAMCO Funds Complex; Vice President of G.research, Inc. since 1999
Age: 60

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
(3)	The “Fund Complex” or the “Gabelli/GAMCO Funds Complex” includes all the registered funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli is considered to be an “interested person” of the Fund because of his affiliation with the Fund’s Adviser and G.research, Inc., which executes portfolio transactions for the Fund. Mr. Salibello may be considered to be an “interested person” of the Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the Adviser. Mr. Tokar is considered to be an “interested person” of the Fund as a result of his son’s employment by an affiliate of the Adviser.
(5)	Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees. None of the Independent Trustees (with the possible exceptions as described in this proxy statement) nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2013.
(6)	Trustees elected solely by holders of the Fund’s Preferred Shares.
(7)	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of the GAMCO Mathers Fund and the Comstock Capital Value Fund, which are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, and GAMCO International SICAV and Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Adviser.
(8)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is duly elected and qualifies.

5

*	Nominee to serve, if elected, until the Fund’s 2017 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.
**	Term continues until the Fund’s 2016 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.
***	Term continues until the Fund’s 2015 Annual Meeting of Shareholders or until his successor is duly elected and qualifies.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his/her duties effectively has been attained in large part through the Trustee’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, or non-profit entities, or other organizations as set forth above and below. Each Trustee’s ability to perform his/her duties effectively also has been enhanced by education, professional training, and other experience.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over fifty years of experience, including the field of business and financial law. He is the Chair of the Fund’s Nominating Committee and a member of the Fund’s Audit Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority, where his duties included reviewing financial documents of these agencies. He served for eleven years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars each. Mr. Colavita also served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the New York State Republican Party, the Westchester County Republican Party, and the Eastchester Republican Town Committee. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law.

James P. Conn. Mr. Conn is the lead Independent Trustee of the Fund, a member of the Fund’s ad hoc Proxy Voting Committee and the ad hoc Pricing Committee (described below under “Trustees – Leadership Structure and Oversight Responsibilities”), and also serves on comparable or other board committees for other funds in the Fund Complex on whose boards he sits. He was a senior business executive of an insurance holding company for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead Director and/or Chair of various committees. He received his Bachelor of Science in Business Administration from Santa Clara University.

Mario d’Urso. Mr. d’Urso is a former Senator and Undersecretary of Commerce in the Italian government. He is a member of the Fund’s ad hoc Pricing Committee and is a board member of other funds in the Fund Complex. He is a former Chairman of Mittel Capital Markets S.p.A., a boutique investment bank headquartered in Italy, and former Partner and Managing Director at investment banks, Kuhn Loeb & Co. and Shearson Lehman Brothers Co. He previously served as President of The Italy Fund, a closed-end fund investing mainly in Italian listed and non-listed companies. Mr. d’Urso received his Masters Degree in Comparative Law from George Washington University and was formerly a practicing attorney in Italy.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. He is a member of the Fund’s Audit Committee, ad hoc Pricing Committee, and serves on the audit committee with respect to other funds in the Fund Complex on whose boards he sits. He presently is Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. Additionally, he has over twenty years’ of experience as a member of the board of directors of a bank and still serves as a member of the Advisory Board of the bank. Mr. Fahrenkopf received his Bachelor of Arts from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

6

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Trustees and Chief Investment Officer of the Fund. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is presently Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”)-listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. (“GAMCO”), each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GBL. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms, and various charitable foundations and educational institutions, including the Board of Trustees of Boston College and Roger Williams University and Board of Overseers of Columbia University Graduate School of Business. Mr. Gabelli received his Bachelors degree from Fordham University, his Masters of Business Administration from Columbia University Graduate School of Business, and honorary Doctorates from Fordham University and Roger Williams University.

Michael J. Melarkey, Esq. Mr. Melarkey is a practicing attorney specializing in business, estate planning, and gaming regulatory work with over thirty-five years of experience. He is a member of the Fund’s Nominating Committee and also serves in this same capacity with respect to other funds in the Fund Complex on whose boards he sits. Mr. Melarkey also is a member of one of the multi-fund ad hoc Compensation Committees. He is currently a Director of a natural gas utility company and chairs its Nominating and Corporate Governance Committee. Mr. Melarkey acts as a Trustee and officer for several private charitable organizations. He is an owner of two northern Nevada casinos and an officer of a private oil and gas company. Mr. Melarkey received his Bachelor of Arts from the University of Nevada, Reno, his Juris Doctor from the University of San Francisco School of Law, and his Masters of Law in Taxation from New York University School of Law.

Salvatore M. Salibello. Mr. Salibello is a Certified Public Accountant and Former Managing Partner of a certified independent registered public accounting firm with over forty years of experience in public accounting. He is a member of the board of other funds in the Fund Complex. He is currently a director of Kid Brands, Inc., a NYSE-listed group of companies in infant and juvenile products, and chairs its audit committee. Mr. Salibello was formerly a director of an independent community bank and chaired its audit committee. Mr. Salibello received his Bachelor of Business Administration in Accounting from St. Francis College and his Masters in Business Administration in Finance from Long Island University.

Edward T. Tokar. Mr. Tokar has been the Senior Managing Director of Beacon Trust Company, a trust services company, since 2004. He serves as Chairman of the Fund’s ad hoc Proxy Voting Committee. Mr. Tokar also is a member of the board of another fund in the Fund Complex. Mr. Tokar also serves as a Director of an energy services company. He was previously the Chief Executive Officer of Allied Capital Management LLC and Vice President of Honeywell International Inc. Mr. Tokar formerly served as a Director or Trustee of Teton Advisors, Inc., DB Hedge Strategies Fund, Topiary Fund for Benefit Plan Investors (BPI) LLC and Levco Series Trust Mutual Funds. Mr. Tokar has over thirty-five years of investment experience in managing and directing investments in public and private securities involving stocks, bonds, high yield securities, private placements, international investments, and various partnership participations. As the former Vice President of Investments of Honeywell International Inc. and Chief Executive Officer of Allied Capital Management LLC, he was responsible for the investment of employee benefit fund assets worldwide, where his operations were widely recognized for excellence. He is a Trustee Emeritus of the College of William & Mary, and currently serves on the Board of the William & Mary Mason School of Business Foundation. Mr. Tokar has served on numerous advisory boards and professional organizations throughout his career. He is a Certified Public Accountant. Mr. Tokar graduated from the University of Maryland, with a Bachelor of Science degree with High Honors, and received a Masters in Business Administration from the College of William & Mary.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of a global import/export company for over twenty years. Mr. van Ekris serves on the boards of other funds in the Fund Complex, is the Chairman of one such fund’s Nominating Committee, and a member of the ad hoc Proxy Voting Committee of some funds in the Fund Complex. He serves on comparable or other board committees with respect to other funds in the Fund Complex. He serves as Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former Director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

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Salvatore J. Zizza. Mr. Zizza is the Chairman of a financial consulting firm. He also serves as Chairman to other companies involved in manufacturing, recycling, and pharmaceuticals. He is the Chair of the Fund’s Audit Committee and has been designated the Fund’s Audit Committee Financial Expert (as defined below). Mr. Zizza is a member of the Fund’s Nominating and ad hoc Proxy Voting Committees, the ad hoc Pricing Committee, and both multi-fund ad hoc Compensation Committees. In addition, he serves on comparable or other board committees, including as lead independent director/trustee, with respect to other funds in the Fund Complex on whose boards he sits. In addition to serving on the boards of other funds within the Fund Complex, he is currently a director of three other public companies and previously served on the boards of several other public companies. He also served as the Chief Executive of a large NYSE-listed construction company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Conn as the lead Independent Trustee. The lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund, to address specific matters or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that address fund complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate multi-fund ad hoc Compensation Committee relating to the compensation of certain other officers of the closed-end funds in the Fund Complex.

All of the Fund’s Trustees other than Messrs. Gabelli, Salibello and Tokar are Independent Trustees, and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

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Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Trustee and Nominee for Election as Trustee

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and nominee for election as Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee and nominee for election as Trustee.

	Dollar Range of Equity	Aggregate Dollar Range of Equity
	Securities Held	Securities Held in the
Name of Trustee/Nominee	in the Fund*(1)	Family of Investment Companies*(1)(2)

INTERESTED TRUSTEES:
Mario J. Gabelli	E	E
Salvatore M. Salibello	A	E
Edward T. Tokar	C	E

INDEPENDENT TRUSTEES/NOMINEES:
Anthony J. Colavita	C	E
James P. Conn	E	E
Mario d’Urso	A	E
Frank J. Fahrenkopf, Jr.	A	E
Michael J. Melarkey	D	E
Anthonie C. van Ekris	D	E
Salvatore J. Zizza	C	E

*	Key to Dollar Ranges

A. None

B. $1 – $10,000

C. $10,001 – $50,000

D. $50,001 – $100,000

E. Over $100,000

All shares were valued as of December 31, 2013.

(1)	This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2013. “Beneficial Ownership” is determined in accordance with Rule 16a-l(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).
(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

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Set forth in the table below is the amount of shares beneficially owned by each Trustee, nominee for election as Trustee, and executive officer of the Fund.

	Amount and Nature of	Percent of Shares
Name of Trustee/Nominee/Officer	Beneficial Ownership(1)	Outstanding(2)

INTERESTED TRUSTEES:
Mario J. Gabelli	830,950(3)	1.0%
	8 Series B Preferred	*
Salvatore M. Salibello	0	*
Edward T. Tokar	2,000	*

INDEPENDENT TRUSTEES/NOMINEES:
Anthony J. Colavita	1,500(4)	*
James P. Conn	5,000	*
Mario d’Urso	0	*
Frank J. Fahrenkopf, Jr.	0	*
Michael J. Melarkey	4,107	*
Anthonie C. van Ekris	4,200	*
Salvatore J. Zizza	1,000	*

EXECUTIVE OFFICERS:
Bruce N. Alpert	100	*
	6,600 Series A Preferred(5)	*
	100 Series D Preferred(6)	*
Andrea R. Mango	0	*
Agnes Mullady	0	*
Richard J. Walz	0	*

(1)	This information has been furnished by each Trustee, including each nominee for election as Trustee, and executive officer as of December 31, 2013. “Beneficial Ownership” is determined in accordance with Rule 13(d)(3) of the 1934 Act. Reflects ownership of Common Shares unless otherwise noted.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The ownership of the Trustees, including nominees for election as Trustee, and executive officers as a group constitutes 1.0% of the total Common Shares outstanding and less than 1% of the total Preferred Shares outstanding.
(3)	Comprised of 131,549 Common Shares owned directly by Mr. Gabelli and 699,401 Common Shares owned by GAMCO Investors, Inc. or its affiliates.
(4)	Includes 500 Common Shares owned by Mr. Colavita’s spouse for which he disclaims beneficial ownership.
(5)	All 6,600 Series A Preferred Shares are owned by Mr. Alpert’s spouse for which he disclaims beneficial ownership.
(6)	All 100 Series D Preferred Shares are owned by Mr. Alpert’s spouse for which he disclaims beneficial ownership.

Set forth in the table below is the amount of interests beneficially owned by each Independent Trustee, nominee for election as an Independent Trustee or his or her immediate family member, as applicable, in a person, other than a registered investment company, that may be deemed to be controlled by the Fund’s Adviser and/or affiliates (including Mario J. Gabelli) and in that event would be deemed to be under common control with the Fund’s Adviser.

	Name of Owner and
Name of Independent	Relationships to			Value of	Percent of
Trustee/Nominee	Trustee/Nominee	Company	Title of Class	Interests(1)	Class(2)
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$7,217	*
Anthony J. Colavita	Same	The LGL Group, Inc.	Warrants	$534	*
Anthony J. Colavita	Family	Gabelli Associates Fund	Membership Interests	$820,732	*
Mario d’Urso	Same	Gabelli Associates Limited	Membership Interests	$563,175	*
Frank J. Fahrenkopf, Jr.	Same	Gabelli Associates Limited II E	Membership Interests	$1,075,217	1.6%
Michael J. Melarkey	Same	Gemini Global Partners, L.P.	Limited Partner Interests	$862,936	6.0%
Anthonie C. van Ekris	Same	LICT Corp.	Common Stock	$57,600	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Common Stock	$8,376	*
Anthonie C. van Ekris	Same	The LGL Group, Inc.	Warrants	$640	*
Anthonie C. van Ekris	Same	CIBL, Inc.	Common Stock	$33,600	*
Anthonie C. van Ekris	Same	ICTC Group, Inc.	Common Stock	$40	*
Anthonie C. van Ekris	Same	Morgan Group Holdings, Inc.	Common Stock	$448	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,719,200	1.5%
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$292,921	*

(1)	This information has been furnished as of December 31, 2013.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

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The Fund pays each Independent Trustee an annual retainer of $18,000 plus $2,000 for each Board meeting attended. Each Trustee who is not employed by the Adviser is reimbursed by the Fund for any out-of-pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, and the Nominating Committee Chairman and the lead Independent Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out-of-pocket expenses) paid by the Fund to such Trustees during the fiscal year ended December 31, 2013 amounted to $251,500. During the fiscal year ended December 31, 2013, the Trustees of the Fund met four times, all of which were regular quarterly Board meetings. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

The Audit Committee and Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Board of Trustees on February 25, 2014. The Audit Charter is available on the Fund’s website at www.gabelli.com/corporate/closed/corp_gov.html.

Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm, and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2013, to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on February 24, 2014, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2013, and the conduct of the audit of such financial statements.

In addition, the Audit Committee discussed with PricewaterhouseCoopers the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by PricewaterhouseCoopers as required by Auditing Standard No. 16, as amended (AICPA AU-C Section 260), as adopted by the Public Company Accounting Oversight Board (United States) (“PCAOB”). The Audit Committee also received from PricewaterhouseCoopers the written disclosures and statements required by the SEC’s independence rules, delineating relationships between PricewaterhouseCoopers and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of PricewaterhouseCoopers as the independent registered public accounting firm.

As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that

11

management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and PricewaterhouseCoopers, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2013.

Submitted by the Audit Committee of the Fund’s Board of Trustees

Salvatore J. Zizza, (Chairman)

Anthony J. Colavita

Frank J. Fahrenkopf, Jr.

February 25, 2014

The Audit Committee met two times during the fiscal year ended December 31, 2013. The Audit Committee is composed of three of the Fund’s Independent Trustees, namely Messrs. Colavita, Fahrenkopf, and Zizza. Each member of the Audit Committee has been determined by the Board of Trustees to be financially literate. Mr. Zizza has been designated as the Fund’s audit committee financial expert, as defined in Items 407(d)(5)(ii) and (iii) of Regulation S-K (the “Audit Committee Financial Expert”).

Nominating Committee

The Board of Trustees has a Nominating Committee composed of three Independent Trustees, namely Messrs. Colavita (Chairman), Melarkey, and Zizza. Each Nominating Committee Member is an Independent Trustee as determined under guidelines of the NYSE. The Nominating Committee met once during the fiscal year ended December 31, 2013. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of shareholders.

The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund. The Fund has adopted specific Trustee qualification requirements that can be found in the Fund's governing documents and are applicable to all individuals who may be nominated, elected, appointed, qualified or seated to serve as Trustees. The qualification requirements include: (i) age limits (at least 21 years of age and such maximum age as the Trustees may in the future determine); (ii) prohibitions regarding any legal disability; (iii) limits on service on other boards; (iv) restrictions on relationships with investment advisers other than the Fund's adviser; and (v) character and fitness requirements. Additionally, each Independent Trustee must not be an "interested person" of the Fund as defined under Section 2(a)(19) of the 1940 Act and may not be or have certain relationships with a shareholder beneficially owning five percent or more of the Fund's outstanding shares or specified levels of interest in registered investment companies. The Fund's By-Laws also provide that a majority of the Trustees then in office may determine by resolution that a failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the candidate to discharge the duties of a Trustee or the free flow of information among Trustees or between the Fund’s adviser and the Board. Reference is made to the Fund's governing documents for more details.

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The Nominating Committee also considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes, or skills useful in overseeing a publicly-traded, highly-regulated entity such as the Fund. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes or skills supporting the appropriateness of each Trustee’s service on the Fund’s Board, see the biographical information of the Trustees above in the section entitled “Information About Trustees and Officers.”

The Board of Trustees adopted a Nominating Committee Charter on May 12, 2004 and amended the charter on November 17, 2004. The charter is available on the Fund’s website at www.gabelli.com/corporate/closed/corp_gov.html.

Other Board Related Matters

The Board of Trustees has established the following procedures in order to facilitate communications among the Board and the shareholders of the Fund and other interested parties.

Receipt of Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent to The Gabelli Dividend & Income Trust, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading “Our Firm/Contact Us/Email Addresses/Board of Directors (Gabelli Closed-End Funds).”

Forwarding the Communications

All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel’s office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

The Fund does not expect Trustees or nominees for election as Trustee to attend the Annual Meeting of Shareholders. Mr. Gabelli attended the Fund’s annual meeting of shareholders held on May 13, 2013. No other Trustee or nominee for election as Trustee attended that meeting.

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The following table sets forth certain information regarding the compensation of the Trustees by the Fund and officers, if any, who were compensated by the Fund rather than the Adviser, for the year ended December 31, 2013. Mr. Austin is employed by the Fund and is not employed by the Adviser (although he may receive incentive-based compensation from affiliates of the Adviser). Officers of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.

COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2013

	Aggregate	Aggregate Compensation from
	Compensation from	the Fund and Fund Complex
Name of Person and Position	the Fund	Paid to Trustees*

INTERESTED TRUSTEES:
Mario J. Gabelli	$0	$0	(0)
Trustee and Chief Investment Officer
Salvatore M. Salibello
Trustee	$26,000	$56,000	(3)
Edward T. Tokar
Trustee	$27,500	$44,500	(2)

INDEPENDENT TRUSTEES/NOMINEES:
Anthony J. Colavita
Trustee	$31,000	$399,500	(35)
James P. Conn
Trustee	$28,000	$225,000	(19)
Mario d’Urso
Trustee	$26,000	$80,000	(5)
Frank J. Fahrenkopf, Jr.
Trustee	$28,000	$105,000	(6)
Michael J. Melarkey
Trustee	$27,000	$83,000	(5)
Anthonie C. van Ekris
Trustee	$26,000	$194,000	(20)
Salvatore J. Zizza
Trustee	$32,000	$324,500	(29)

OFFICER:
Carter W. Austin
Vice President and Ombudsman	$155,000

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2013 by investment companies (including the Fund) or portfolios thereof that are considered part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.

Required Vote

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of shares of the Fund present in person or represented by proxy at the Meeting if a quorum is present.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

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ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2014. PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2013. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the fiscal years ended December 31, 2012 and 2013, respectively.

Fiscal Year Ended		Audit
December 31	Audit Fees	Related Fees*	Tax Fees**	All Other Fees

2012	$43,131	$ 0	$4,200	—
2013	$45,072	$9,000	$4,370	—

*	“Audit Related Fees” are those estimated fees billed to the Fund by PricewaterhouseCoopers in connection with the preparation of Preferred Shares Reports to Moody’s Investors Service, Inc. and the review and issuance of consent letters in connection with the filing of the Fund’s registration statements on Form N-2.
**	“Tax Fees” are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund’s income tax returns.

The Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund’s Adviser and service providers controlling, controlled by, or under common control with the Fund’s Adviser (“affiliates”) that provide ongoing services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal years ended December 31, 2012 and December 31, 2013 were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2012 and 2013, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any Covered Service Provider.

The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Adviser or Covered Service Providers that were not pre-approved was compatible with maintaining PricewaterhouseCoopers’ independence.

15

The Investment Adviser and Administrator

Gabelli Funds, LLC is the Fund’s Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s executive officers and Trustees, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund’s review of the copies of such forms it received for the fiscal year ended December 31, 2013, the Fund believes that during that year such persons complied with all such applicable filing requirements except one late filing on behalf of Mario J. Gabelli that was filed the next day due to a power outage.

Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions (or “withheld votes” with respect to the election of Trustees) and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Because the Fund requires a plurality of votes to elect each nominee for Trustee, abstentions and broker non-votes, if any, will not be counted as votes cast, but will have no effect on the result of the vote. Abstentions and any broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Brokers holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the NYSE, such brokers may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers’ request for voting instructions. Proposal 1 is a “routine” matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the proposal.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semiannual Report for the six months ended June 30, 2014.

“Householding”

Please note that only one document (i.e., an annual or semiannual report or set of proxy soliciting materials) may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of a document, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

16

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

SHAREHOLDER NOMINATIONS AND PROPOSALS

All proposals by shareholders of the Fund that are intended to be presented at the Fund’s next Annual Meeting of Shareholders to be held in 2015 (the “2015 Annual Meeting”) must be received by the Fund for consideration for inclusion in the Fund’s 2015 proxy statement and proxy relating to that meeting no later than December 3, 2014. Rule 14a-8 under the 1934 Act (“Rule 14a-8”) specifies a number of procedural and eligibility requirements to be satisfied by a shareholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to this Rule. Any shareholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund’s By-Laws require shareholders that wish to nominate Trustees or make proposals to be voted on at an Annual Meeting of the Fund’s Shareholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8 under the 1934 Act) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2015 Annual Meeting, the shareholder notice (and information described below) must be sent to the Fund's Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no earlier than December 13, 2014 and no later than January 12, 2015; provided, however, that if the 2015 Annual Meeting is to be held on a date that is earlier than April 12, 2015 or later than June 11, 2015, such notice must be so received not later than the close of business on the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurred first. In no event shall the adjournment or postponement of an annual meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a shareholder's notice as described above.

In order for a shareholder of record to propose a nominee for Trustee, such shareholder must furnish written notice setting forth specified information about the nominee and associates of the nominee, the shareholder(s) of record (and if different, each beneficial owner on whose behalf the nomination is being made) and associates of the shareholder(s), as well as an executed certificate by the nominee relating to the nominee's disclosure of any agreement, arrangement or understanding with any person or entity other than the Fund in connection with service as a Trustee of the Fund, the nominee's consent to serve as a Trustee if elected and the nominee's satisfaction of the Trustee qualifications set forth in the Fund's governing documents. If requested by the Nominating Committee, the proposing shareholder will need to also submit a completed and signed trustee's questionnaire, including a supplement, relating to the nominee's satisfaction of the qualifications requirements set forth in the governing documents.

The foregoing description of the procedures for a shareholder of the Fund properly to make a nomination for election to the Board or to propose other business for the Fund is only a summary and is not complete. Copies of the Fund's governing documents, including the provisions that concern the requirements for shareholder nominations and proposals, are available on the EDGAR Database on the SEC's website at www.sec.gov. The Fund will also furnish, without charge, a copy of its governing documents to a shareholder upon request, which may be requested by writing to the Fund's Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. Any shareholder of the Fund considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund's governing documents.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

April 2, 2014

17

GDV-PS-2014

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M69915-P49715	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

THE GABELLI DIVIDEND & INCOME TRUST
COMMON SHAREHOLDER

A	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect three (3) Trustees of the Fund:
			☐	☐	☐
Nominees:

	01)	Frank J. Fahrenkopf, Jr.
	02)	Anthonie C. van Ekris
	03)	Salvatore J. Zizza

B	Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

M69916-P49715

THE GABELLI DIVIDEND & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 12, 2014, at 10:00 A.M., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M69917-P49715	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

THE GABELLI DIVIDEND & INCOME TRUST
SERIES A PREFERRED SHAREHOLDER

A	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect four (4) Trustees of the Fund:
			☐	☐	☐
Nominees:

	01)	Frank J. Fahrenkopf, Jr.
	02)	Anthonie C. van Ekris
	03)	Salvatore J. Zizza
	04)	Anthony J. Colavita

B	Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

M69918-P49715

THE GABELLI DIVIDEND & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 12, 2014, at 10:00 A.M., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M69917-P49715	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

THE GABELLI DIVIDEND & INCOME TRUST
SERIES B PREFERRED SHAREHOLDER

A	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect four (4) Trustees of the Fund:
			☐	☐	☐
Nominees:

	01)	Frank J. Fahrenkopf, Jr.
	02)	Anthonie C. van Ekris
	03)	Salvatore J. Zizza
	03)	Anthony J. Colavita

B	Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

M69918-P49715

THE GABELLI DIVIDEND & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 12, 2014, at 10:00 A.M., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M69917-P49715	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

THE GABELLI DIVIDEND & INCOME TRUST
SERIES C PREFERRED SHAREHOLDER

A	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect four (4) Trustees of the Fund:
			☐	☐	☐
Nominees:

	01)	Frank J. Fahrenkopf, Jr.
	02)	Anthonie C. van Ekris
	03)	Salvatore J. Zizza
	04)	Anthony J. Colavita

B	Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

M69918-P49715

THE GABELLI DIVIDEND & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 12, 2014, at 10:00 A.M., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M69917-P49715	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

THE GABELLI DIVIDEND & INCOME TRUST
SERIES D PREFERRED SHAREHOLDER

A	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect four (4) Trustees of the Fund:
			☐	☐	☐
Nominees:

	01)	Frank J. Fahrenkopf, Jr.
	02)	Anthonie C. van Ekris
	03)	Salvatore J. Zizza
	04)	Anthony J. Colavita

B	Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

M69918-P49715

THE GABELLI DIVIDEND & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 12, 2014, at 10:00 A.M., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M69917-P49715	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

THE GABELLI DIVIDEND & INCOME TRUST
SERIES E PREFERRED SHAREHOLDER

A	Election of Trustees — The Board of Trustees recommends a vote FOR each of the nominees listed.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect four (4) Trustees of the Fund:
			☐	☐	☐
Nominees:

	01)	Frank J. Fahrenkopf, Jr.
	02)	Anthonie C. van Ekris
	03)	Salvatore J. Zizza
	04)	Anthony J. Colavita

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

M69918-P49715

THE GABELLI DIVIDEND & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Andrea R. Mango and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 12, 2014, at 10:00 A.M., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.